Exhibit 4.3

                                                                 EXECUTION COPY










                      AMENDED AND RESTATED TRUST AGREEMENT


                          Dated as of October 17, 1997

                                     between


                       CPS RECEIVABLES CORP., as Depositor


                                       and


                          BANKERS TRUST (DELAWARE), as
                                  Owner Trustee











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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I.

                                   Definitions

SECTION 1.1.     Capitalized Terms.............................................1
SECTION 1.2.     Other Definitional Provisions.................................4

                            ARTICLE II.

                           Organization

SECTION 2.1.    Name...........................................................4
SECTION 2.2.    Office.........................................................5
SECTION 2.3.    Purposes and Powers............................................5
SECTION 2.4.    Appointment of Owner Trustee...................................5
SECTION 2.5.    Initial Capital Contribution of Trust Estate...................5
SECTION 2.6.    Declaration of Trust...........................................6
SECTION 2.7.    Title to Trust Property........................................6
SECTION 2.8.    Situs of Trust.................................................6
SECTION 2.9.    Representations and Warranties of the Depositor................7
SECTION 2.10.   Federal Income Tax Allocations.................................8
SECTION 2.11.   Covenants of the Depositor.....................................9
SECTION 2.12.   Covenants of the Certificateholders...........................10

                                 ARTICLE III.

                    Certificates and Transfer of Interests

SECTION 3.1.    Initial Ownership.............................................11
SECTION 3.2.    The Certificates..............................................11
SECTION 3.3.    Authentication of Certificates................................11
SECTION 3.4.    Registration of Transfer and Exchange of Certificates.........11
SECTION 3.5.    Mutilated, Destroyed, Lost or Stolen Certificates.............15
SECTION 3.6.    Persons Deemed Certificateholders.............................15
SECTION 3.7.    Access to List of Certificateholders' Names and
                   Addresses..................................................15
SECTION 3.8.    Maintenance of Office or Agency...............................16
SECTION 3.9.    ERISA Restrictions............................................16




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                                   ARTICLE IV.

                         Voting Rights and Other Actions

SECTION 4.1.    Prior Notice to Holders with Respect to Certain
                  Matters.....................................................16
SECTION 4.2.    Action by Certificateholders with Respect to Certain
                  Matters.....................................................17
SECTION 4.3.    Action by Certificateholders with Respect to
                  Bankruptcy..................................................17
SECTION 4.4.    Restrictions on Certificateholders' Power.....................17
SECTION 4.5.    Majority Control..............................................18
SECTION 4.6.    Rights of Insurer.............................................18

                                   ARTICLE V.

                                 Certain Duties

SECTION 5.1.    Accounting and Records to the Noteholders,
                  Certificateholders, the Internal Revenue Service and
                  Others......................................................19
SECTION 5.2.    Signature on Returns; Tax Matters Partner.....................19
SECTION 5.3.    Underwriting Agreement........................................19
SECTION 5.4.    Trust Accounts................................................20
SECTION 5.5.    Application of Funds in Certificate Distribution
                  Account.....................................................20

                                   ARTICLE VI.

                      Authority and Duties of Owner Trustee

SECTION 6.1.    General Authority.............................................22
SECTION 6.2.    General Duties................................................22
SECTION 6.3.    Action upon Instruction.......................................22
SECTION 6.4.    No Duties Except as Specified in this Agreement or in
                  Instructions................................................23
SECTION 6.5.    No Action Except under Basic Documents or
                  Instructions................................................24
SECTION 6.6.    Restrictions..................................................24




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                                                                            Page
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                                  ARTICLE VII.

                          Concerning the Owner Trustee

SECTION 7.1.    Acceptance of Trusts and Duties...............................24
SECTION 7.2.    Furnishing of Documents.......................................26
SECTION 7.3.    Representations and Warranties................................26
SECTION 7.4.    Reliance; Advice of Counsel...................................26
SECTION 7.5.    Not Acting in Individual Capacity.............................27
SECTION 7.6.    Owner Trustee Not Liable for Certificates or
                  Receivables.................................................27
SECTION 7.7.    Owner Trustee May Own Certificates and Notes..................27
SECTION 7.8.    Payments from Owner Trust Estate..............................27
SECTION 7.9.    Doing Business in other Jurisdictions.........................28

                                  ARTICLE VIII.

                          Compensation of Owner Trustee

SECTION 8.1.    Owner Trustee's Fees and Expenses.............................28
SECTION 8.2.    Indemnification...............................................28
SECTION 8.3.    Payments to the Owner Trustee.................................29
SECTION 8.4.    Non-recourse Obligations......................................29

                                   ARTICLE IX.

                         Termination of Trust Agreement

SECTION 9.1.    Termination of Trust Agreement................................29

                                   ARTICLE X.

             Successor Owner Trustees and Additional Owner Trustees

SECTION 10.1.   Eligibility Requirements for Owner Trustee....................30
SECTION 10.2.   Resignation or Removal of Owner Trustee.......................31
SECTION 10.3.   Successor Owner Trustee.......................................31
SECTION 10.4.   Merger or Consolidation of Owner Trustee......................32
SECTION 10.5.   Appointment of Co-Trustee or Separate Trustee.................32




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                                                                            Page
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                                   ARTICLE XI.

                                  Miscellaneous

SECTION 11.1.   Supplements and Amendments....................................34
SECTION 11.2.   No Legal Title to Owner Trust Estate in
                  Certificateholders..........................................35
SECTION 11.3.   Limitations on Rights of Others...............................35
SECTION 11.4.   Notices.......................................................35
SECTION 11.5.   Severability..................................................36
SECTION 11.6.   Separate Counterparts.........................................36
SECTION 11.7.   Assignments; Insurer..........................................36
SECTION 11.8.   No Petition...................................................36
SECTION 11.9.   No Recourse...................................................36
SECTION 11.10.  Headings......................................................37
SECTION 11.11.  GOVERNING LAW.................................................37
SECTION 11.12.  Servicer......................................................37

                                  ARTICLE XII.

                            Amendment and Restatement

SECTION 12.1.   Amendment and Restatement.....................................37


EXHIBITS

Exhibit A   Form of Certificate
Exhibit B   Form of Certificate of Trust
Exhibit C   Form of Transferee Certificate




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         AMENDED  AND  RESTATED  TRUST  AGREEMENT  dated as of October  17, 1997 between CPS RECEIVABLES CORP., a California corporation (the "Depositor") BANKERS TRUST (DELAWARE), a Delaware banking corporation as Owner Trustee.

                               W I T N E S S E T H

         WHEREAS, Depositor and Owner Trustee are parties to that certain trust agreement dated as of October 9, 1997 (the "Original Agreement") and Depositor and Owner Trustee desire to amend and restate the Original Agreement in its entirety.

         NOW THEREFORE, in consideration of the foregoing, other good and valuable considerations, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

         SECTION 1.1. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Agreement" shall mean the Original Agreement as amended and restated by this Amended and Restated Trust Agreement, as the same may be further amended or supplemented from time to time.

         "Basic Documents" shall mean this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Spread Account Agreement, the Spread Account Agreement Supplement, the Insurance Agreement, the Indenture and the other documents and certificates delivered in connection therewith.

         "Benefit Plan" shall have the meaning assigned to such term in Section 3.10.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et. seq. as the same may be amended from time to time.

         "Certificate" means a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

         "Certificate Balance" means, as of any date of determination, the Initial Certificate Balance reduced by all payments theretofore made on account of principal of the Certificates.

         "Certificate Distribution Account" shall mean the account designated as such, established and maintained pursuant to Section 5.4.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.





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         "Certificate  Register"  and  "Certificate  Registrar"  shall  mean the register mentioned and the registrar appointed pursuant to Section 3.4.

         "Certificateholders' Interest Distributable Amount" shall have the meaning assigned to such term in the Sale and Servicing Agreement.

         "Certificateholders' Principal Distributable Amount" shall have the meaning assigned to such term in the Sale and Servicing Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266 with a copy of all notices and other documents to Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust and Agency Group, or at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and the Depositor).

         "Depositor" shall mean CPS Receivables Corp. in its capacity as Depositor hereunder.

         "ERISA" shall have the meaning assigned to such term in Section 3.10.

         "Expenses" shall have the meaning assigned to such term in Section 8.2.

         "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.

         "Indemnified  Parties" shall have the meaning  assigned to such term in
Section 8.2.

         "Indenture" shall mean the Indenture dated as of October 1, 1997, among the Trust and Norwest Bank Minnesota, National Association, as Trustee, as the same may be amended and supplemented from time to time.

         "Initial Certificate Balance" means $5,293,031.51.

         "Instructing  Party"  shall have the  meaning  assigned to such term in
Section 6.3(a).

         "Insurer"  shall  mean  Financial   Security  Assurance  Inc.,  or  its
successor in interest.

         "Original Agreement" shall mean the trust agreement dated as of October 9, 1997 between the Depositor and the Owner Trustee.


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         "Owner Trust  Estate"  shall mean all right,  title and interest of the
Trust in and to the  property  and  rights  assigned  to the Trust  pursuant  to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Spread Account Agreement.

         "Owner Trustee" shall mean Bankers Trust (Delaware), a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "Pass-Through Rate" shall mean 10.59% per annum.

         "Paying Agent" shall mean Bankers Trust Company.

         "Principal Certificates" means Certificates denominated in dollars.

         "Record Date" shall mean with respect to any Payment Date, the close of business on the 10th day of the calendar month of such Payment Date.

         "Responsible Officer" when used with respect to the Owner Trustee, any officer or agent acting under a power of attorney who is responsible for administering the transactions contemplated by this Trust Agreement

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, the Depositor, Consumer Portfolio Services, Inc. and the Trustee, dated as of October 1, 1997 as the same may be amended and supplemented from time to time.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Spread  Account"  shall  mean  the  Spread  Account   established  and
maintained pursuant to the Spread Account Agreement.

         "Spread Account Agreement" shall mean the Spread Account Agreement, dated as of October 1, 1997, among the Depositor, the Insurer, and the Trustee, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

         "Trust" shall mean the trust established by this Agreement.



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         "Trustee"  means the Person acting as Trustee under the Indenture,  its successors in interest and any successor trustee under the Indenture.

         SECTION 1.2. Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Spread Account Agreement or in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II.

                                  Organization

         SECTION 2.1. Name. There is hereby formed a trust to be known as "CPS Auto Receivables Trust 1997-4", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.



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         SECTION  2.2.  Office.  The office of the Trust shall be in care of the
Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell the Notes and the Certificates;

                  (ii) with the  proceeds of the sale of the Notes,  to fund the
         Spread Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

                  (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Trustee pursuant to the Indenture for the benefit of the Insurer and the Noteholders and to hold, manage and distribute to the Certificateholders and the Depositor pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iv) to enter into and perform its obligations under the Basic Documents to which it is a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with the conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5. Initial Capital Contribution of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $10.00. The Owner Trustee hereby acknowledges receipt of the foregoing contribution in trust from the Depositor, as of the date hereof, which contribution shall


                                        5

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constitute  the  initial  Owner  Trust  Estate  and  shall be  deposited  in the
Certificate   Distribution  Account.  The  Depositor  shall  pay  organizational expenses of the Trust as they may arise.

         SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the conditions of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that (i) so long as the Depositor is the Holder of 100 percent of the Certificates (either directly or indirectly through wholly-owned non-corporate subsidiaries), for federal income tax purposes and to the extent consistent with the laws of any other jurisdiction for which the characterization of the Trust as an entity is relevant, the Trust shall be treated solely as a security device and not as a separate entity, and (ii) if the Depositor is not the direct or indirect Holder of 100 percent of the Certificates, then for federal income tax purposes and for purposes of the laws of any other jurisdiction for which the characterization of the Trust as an entity is relevant, and in all events for California franchise tax purposes, the Trust shall be treated as a partnership among the Certificateholders and the Depositor and not as an association (or publicly traded partnership) taxable as a corporation. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms, if any, consistent with such characterization of the Trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         SECTION 2.7. Title to Trust Property. (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         (b) The Holders shall not have legal title to any part of the Owner Trust Estate. The Holders shall be entitled to receive distributions in respect of their undivided ownership interest therein only in accordance with Article
IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 2.8. Situs of Trust. The Trust will be located and administered in the State of Delaware or the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware, the State of New York or the State of Minnesota. Payments will be received by the Trust only in Delaware, New York or


                                        6

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Minnesota and Payments will be made by the Trust only from Delaware, New York or
Minnesota. The Trust shall not have any employees in any state other than Delaware or New York; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee or the Servicer or any agent of the Trust from having employees within or without the State of Delaware and New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.9. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificates and upon which the Insurer relies in issuing the Note Policy.

                  (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a California corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

                  (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                  (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                  (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the
         Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates.

         SECTION 2.10. Federal Income Tax Allocations. (a) For purposes of the laws of any jurisdiction for which the Trust is characterized as a partnership (consistent with the characterization of the Trust described in Section 2.6 above), the following allocations shall apply for Federal income tax purposes. Interest payments on the Certificates at the Pass-Through Rate (including interest on amounts previously due on the Certificates but not yet distributed) shall be treated as "guaranteed payments" under Section 707(c) of the Code. To the extent such characterization is not respected, net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

                  (i) among the Holders of Certificates as of the close of business on the last day of such month, in proportion to their ownership of the principal amount of Certificates on such date, an amount of net income up to the sum of: (x) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the Initial Certificate Balance over their initial aggregate issue price, (y) Certificateholders' Prepayment Premium, if any, payable for such month and (z) any other amounts of income payable to the Certificateholders for such month; and such sum of amounts specified in clauses (x) through (z) of this sentence shall be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Trust Certificates over their principal amount; and

                  (ii) to the Depositor, to the extent of any remaining net income, in accordance with their respective interests therein.



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



         If the net income of the Trust for any month is insufficient for the allocations described in clause (i), subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Depositor, to the extent it is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the other Holders of Certificates as of the close of business on the last day of such month in proportion to their ownership of principal amount of Certificates on such day. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Holders of Certificates, or as otherwise required by the Code. Notwithstanding anything provided in this Section 2.11(a), if Certificates are held solely by the Depositor, the application of this
         Section 2.11(a) shall be disregarded.

         (b) One hundred percent of the "excess nonrecourse liabilities" of the Trust represented by all outstanding Classes of Notes shall be allocated, for purposes of Treasury Regulations section 1.752-3(3), to the Depositor.

         SECTION 2.11. Covenants of the Depositor. The Depositor agrees and covenants for the benefit of each Certificateholder, the Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

                  (a) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation and the Basic Documents;

                  (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

                  (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

                  (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

         SECTION    2.12.    Covenants   of   the    Certificateholders.    Each
Certificateholder by its acceptance of a Certificate agrees:

                  (a) to be bound by the terms and conditions of the Certificates of which such party is the record or beneficial owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Insurer and all other Holders present and future;

                  (b)  to  hereby   appoint  the  Depositor  as  its  agent  and
         attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as a Holder of an interest in the Trust. Each Holder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Trust;

                  (c) if such Holder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate or a beneficial interest in a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

                  (d) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Trust or the Depositor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the

         Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.


                                  ARTICLE III.

                     Certificates and Transfer of Interests

         SECTION 3.1. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

         SECTION 3.2. The Certificates. The Certificates shall be issued initially to the Depositor with a Certificate Balance of $5,293,031.51. Certificates shall be issued in minimum denominations of $1,000 and integral multiples thereof (with the exception of one Certificate which shall be issued in a minimum denomination of $1,000 but need not be an integral multiple thereof). The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

         SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates with an aggregate Certificate Balance equal to $5,293,031.51 to be executed on behalf of the Trust, authenticated and delivered upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Bankers Trust Company shall be the initial authentication agent of the Owner Trustee and all references herein to the authentication of Certificates shall be deemed to include the authentication agent.

         SECTION 3.4. Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Bankers Trust Company shall be the initial Certificate Registrar.

         (b) The Certificate Registrar shall provide the Paying Agent with a list of the names and addresses of the Certificateholders on the Closing Date in the form in which such information is provided to the Certificate Registrar. Upon any transfers of Certificates, the Certificate Registrar shall promptly notify the Paying Agent (if other than the Certificate Registrar) of the name and address of the transferee in writing, by facsimile.

         (c) No transfer of a Certificate shall be made unless (i) the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable State securities laws are complied with,
(ii) such  transfer  is exempt  from the  registration  requirements  under said
Securities Act and laws or (iii) such transfer is made to a Person who the transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act) that is purchasing such Certificate for its own account or the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on said Rule 144A. In the event that a transfer is to be made in reliance upon clause (ii) above, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee must each (x) certify in writing to the Certificate Registrar the facts surrounding such transfer and (y) provide the Certificate Registrar with a written opinion of counsel in form and substance satisfactory to the Depositor and the Certificate Registrar that such transfer may be made pursuant to an exemption from the Securities Act or laws, which Opinion of Counsel shall not be an expense of the Depositor or the Certificate Registrar. In the event that a transfer is to be made in reliance upon clause (iii) above, the prospective transferee shall have furnished to the Certificate Registrar and the Depositor a Transferee Certificate, signed by such transferee, in the form of Exhibit C. Neither the Depositor nor the Certificate Registrar is under any obligation to register the Certificates under said Securities Act or any other securities law. The Certificate Registrar may request and shall receive in connection with any transfer signature guarantees satisfactory to it in its sole discretion.

         (d) In no event shall a Certificate be transferred to an employee benefit plan, trust annuity or account subject to ERISA or a plan described in
Section 4975(e)(1) of the Code (any such plan, trust or account including any Keogh (HR-10) plans, individual retirement accounts or annuities and other employee benefit plans subject to Section 406 of ERISA or Section 4975 of the Code being referred to in this Section 6.3 as an "Employee Plan"), a trustee of any Employee Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include Employee Plan assets by reason of an Employee Plan's investment in the entity, account or other pooled investment fund. The Seller, the Servicer, the Trustee, the Owner Trustee, the Insurer and the Standby Servicer shall not be responsible for confirming or otherwise investigating whether a proposed purchaser is an employee benefit plan, trust or account subject to ERISA, or described in Section 4975(e)(1) of the Code.

         (e) Each Holder of a Certificate, by virtue of the acquisition and holding thereof, will be deemed to have represented and agreed as follows:

                  (i) It is a qualified institutional buyer as defined in Rule 144A or an institutional accredited investor as defined in Regulation D promulgated under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor.

                  (ii) It understands that the Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act or (c) in reliance on another exemption under the Securities Act.

                  (iii) It understands that the Certificates will bear a legend substantially to the following effect:

                           THIS  SECURITY  HAS NOT  BEEN  REGISTERED  UNDER  THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
                  (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND SUBJECT TO THE RECEIPT BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR OF A TRANSFEREE CERTIFICATE, (2) PURSUANT TO AN EFFECTIVE
                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, OF A

                  CERTIFICATION OF THE TRANSFEREE (SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR) AND AN OPINION OF
                  COUNSEL (SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN COMPLIANCE WITH THE TRANSFER REQUIREMENTS SET FORTH IN
                  SECTION 3.4 OF THE TRUST AGREEMENT.

                           IN NO EVENT SHALL THIS SECURITY BE  TRANSFERRED TO AN
                  EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA's (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

                  (iv) It has not acquired the Certificates with the assets of an Employee Plan.

         (f) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and aggregate Certificate Balance dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate Certificate Balance upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

         (g) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program

("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         (h) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Owner Trustee and (unless an Insurer Default shall have occurred and be continuing) the Insurer, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.6. Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement and the rules and regulations of the Clearing Agency shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Insurer, may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate
Registrar or the Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Insurer shall be bound by any notice to the contrary.

         SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer, the Depositor or (unless an Insurer Default shall have occurred and be continuing) the Insurer, within 15 days after receipt by the Certificate Registrar of a request therefor from such Person in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date.

If three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than 25% of the Certificate Balance then outstanding apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate or a beneficial interest therein, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Owner Trustee, the Certificate Registrar or the Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8. Maintenance of Office or Agency. The Trust shall maintain in New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Certificates and the Basic Documents may be served. The Trust initially designates Bankers Trust Company at 4 Albany Street, 10th Floor, New York, New York 10006 as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholders and (unless an Insurer Default shall have occurred and be continuing) the Insurer of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9. ERISA Restrictions. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.


                                   ARTICLE IV.

                         Voting Rights and Other Actions

         SECTION 4.1. Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                  (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

                  (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; or

                  (d) except pursuant to Section 13.1(b) of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders.

The Servicer shall notify the Certificateholders in writing of any appointment of a successor Note Registrar, Trustee or Certificate Registrar within five Business Days thereof.

         SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders or the Insurer in accordance with the Basic Documents, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to
Section 8.1 thereof or (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

         SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(d) relating to the Trust without the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4. Restrictions on Certificateholders' Power. (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

         (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless the Certificateholders are the Instructing Party pursuant to Section 6.3 and unless a Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Certificateholders evidencing not less than 25% of the Certificate Balance then outstanding shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 4.5. Majority Control. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the aggregate Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

         SECTION 4.6. Rights of Insurer. Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and be continuing), the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iv) amend the Certificate of Trust.

                                   ARTICLE V.

                                 Certain Duties

         SECTION 5.1. Accounting and Records to the Noteholders, Certificateholders, the Internal Revenue Service and Others. Subject to Sections 12.1(b)(iii) and 12.1(c) of the Sale and Servicing Agreement, the Depositor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information, if any, as may be required (including, if appropriate consistent with the characterization of the Trust pursuant to Section 2.6, Schedule K-1) to enable each Certificateholder to prepare its Federal and state income tax returns, (c) file or cause to be filed such tax returns, if any, relating to the Trust (including, if appropriate consistent with the characterization of the Trust pursuant to Section 2.6, a partnership information return on Internal Revenue Service Form 1065), and direct the Servicer to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization pursuant to
Section 2.6 for Federal income and California franchise tax purposes and for purposes of any other jurisdiction for which the characterization of the Trust is relevant. In any period in which the Paying Agent receives written notice that the Trust is not treated solely as a security device in accordance with the provisions of Section 2.6, the Paying Agent will, in accordance with Section 1446 of the Code and Rev. Proc. 89-31, 1989- 1 C.B. 895 thereunder, collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.5 with respect to income or distributions to Certificateholders and the appropriate forms relating thereto. The Depositor shall make all elections pursuant to this Section. The Depositor shall have the power to sign all tax information returns filed pursuant to this Section 5.1 and any other returns as may be required by law, to the extent it is legally entitled to do so. In the event the Trust is treated as a partnership for federal income tax purposes, the Depositor shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. None of the Trust, the Depositor nor any Person on behalf of the Trust or the Depositor shall make the election provided under Section 754 of the Code.

         SECTION 5.2. Signature on Returns; Tax Matters Partner. (a) The Depositor shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents.

         (b) In the event the Trust is treated as a partnership for federal income tax purposes, the Depositor shall be the "tax matters partner" of the Trust pursuant to the Code.

         SECTION 5.3. Underwriting Agreement. The Servicer is hereby authorized to execute and deliver the Underwriting Agreement with respect to the Notes and the Certificates.

         SECTION 5.4. Trust Accounts. The Owner Trustee, on behalf of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust on behalf of the Certificateholders. The Certificate Distribution Account shall initially be established with the Bankers Trust Company.

         Funds on deposit in the Certificate Distribution Account shall be invested at the direction of the Servicer in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trust for the benefit of the Certificateholders. Other than as permitted by the Rating Agencies and the Insurer, funds on deposit in the Certificate Distribution Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. Funds deposited in the Certificate Distribution Account on the day immediately preceding a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible investments will be held to maturity. All interest, dividends, gains upon sale and other income from, or earnings on investment of funds in the Certificate Distribution Account shall be distributed on the next Payment Date pursuant to Section 5.7 of the Sale and Servicing Agreement and Section 5.5 hereof.

         The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Trust for the benefit of the Certificateholders. If at any time the Certificate Distribution Account ceases to be an Eligible Account, the Trust shall within five Business Days establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account. The Servicer shall promptly notify the Rating Agencies of any change in the location of the Certificate Distribution Account.

         SECTION 5.5. Application of Funds in Certificate Distribution Account. On each Payment Date, the Paying Agent shall distribute or cause to be distributed all amounts on deposit in the Certificate Distribution Account to Certificateholders in respect of the Certificates to the extent of amounts due and unpaid on the Certificates for principal and interest in the following amounts and in the following order of priority:

                  (a)   to   the    Holders    of    the    Certificates,    the
         Certificateholders' Interest Distributable Amount; provided that if there are not sufficient funds in the Certificate Distribution Account to pay the entire amount of the Certificateholders' Interest Distributable Amount, the amount in the Certificate Distribution
         Account shall be applied to the payment of such interest on the Certificates pro rata on the basis of the amount of accrued and unpaid interest due on the Certificates;

                  (b)   to   the    Holders    of    the    Certificates,    the
         Certificateholders'    Principal   Distributable   Amount   until   the
         outstanding principal balance of the Certificates is reduced to zero.

                  (c) On each Payment Date, the Owner Trustee shall send or cause to be sent to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.11 of the Sale and Servicing Agreement on such Payment Date.

                  (d) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Certificateholder), the Paying Agent may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Paying Agent for any out-of-pocket expenses incurred.

                  (e) Any funds remaining in the Certificate Distribution Account after distribution of all amounts specified in this Section and after payment of all amounts owed to the Owner Trustee hereunder, shall be distributed to the Seller.

                  (f) Distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's certificates in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Certificateholder is the Seller, or an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Certificate Registrar pursuant to
         Section 3.8.

                  (g) Subject to Section 5.1 and this Section, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.


                                   ARTICLE VI.

                      Authority and Duties of Owner Trustee

         SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $54,260,000 and Class A-2 Notes in the aggregate principal amount of $46,307,598. In addition to the foregoing, the Owner Trustee is authorized but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents.

         SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Sale and Servicing Agreement and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement.
Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

         SECTION 6.3. Action upon Instruction. (a) Subject to Article IV and the terms of the Spread Account Agreement, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Certificateholders (if an Insurer Default shall have occurred and be continuing) (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner
Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction received from the Instructing Party, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any United States Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document.

         SECTION 6.5. No Action Except under Basic Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6. Restrictions.  The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes or for the purposes of any applicable state tax on corporations. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.


                                  ARTICLE VII.

                          Concerning the Owner Trustee

         SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section
6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Instructing Party, the Servicer or any Certificateholder;

                  (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Insurer, Trustee, the Collateral Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Insurer, the Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Depositor under this Agreement, the Insurer or the Trustee under the Note Policy, by the Trustee under the Indenture or the Trustee or the Servicer under the Sale and Servicing Agreement; and

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or any of the Certificateholders, unless such Instructing Party or Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, the Holders and the Insurer (which shall have relied on such representations and warranties in issuing the Note Policy), that:

                  (a) It is a banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene or constitute any default under its charter documents or by-laws.

         SECTION 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

         SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Bankers Trust (Delaware) acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.7. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 7.8. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Bankers Trust (Delaware), or any successor thereto, in its individual capacity, will not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

         SECTION 7.9. Doing Business in other Jurisdictions. Notwithstanding anything herein contained to the contrary, neither Bankers Trust (Delaware) nor any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Bankers Trust (Delaware) (or any successor thereto); or (iii) subject Bankers Trust (Delaware) (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Bankers Trust (Delaware) (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.


                                  ARTICLE VIII.

                          Compensation of Owner Trustee

         SECTION 8.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive at the direction of the Depositor as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between CPS and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

         SECTION 8.2. Indemnification. The Depositor shall be liable as primary obliger for, and shall indemnify the Owner Trustee and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section 8.2 and the rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 8.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder.


                                   ARTICLE IX.

                         Termination of Trust Agreement

         SECTION 9.1. Termination of Trust Agreement. (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the latest of
(i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the corpus of the Trust as described in Section 11.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents, or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the Sale and Servicing Agreement and the payment to the Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement; provided, however, that the rights to indemnification under Section 8.2 and the rights under Section 8.1 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee and the Insurer of any prospective termination pursuant to this
Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in clause (a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Paying Agent by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 11.1(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated (ii) the amount of any such final payment and (iii) that the Record

Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Paying Agent shall give such notice to the Certificate Registrar (if other than the Paying Agent) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, if any, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.7 of the Sale and Servicing Agreement and Section 5.5 hereof.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Paying Agent to the Depositor and Holders shall look solely to the Depositor for payment.

         (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution and all amounts owed to the Owner Trustee pursuant to this Agreement have been paid shall be distributed by the Paying Agent to the Depositor.

         (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation presented to the Owner Trustee in execution form by the Servicer with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute.


                                   ARTICLE X.

             Successor Owner Trustees and Additional Owner Trustees

         SECTION 10.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and (iv) acceptable to the Insurer in its sole discretion, so long as an Insurer Default shall not have occurred and be continuing. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.


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



In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Insurer and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Depositor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor with the consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this section, the Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless an Insurer Default shall have occurred and be continuing, to the approval of the Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Insurer.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI.

                                  Miscellaneous

         SECTION 11.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         (b) This Agreement may also be amended from time to time, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of the Notes and, the consent of the Certificateholders evidencing not less than a majority by aggregate Certificate Balance (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates.

         Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders, the Noteholders or the Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Article IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3. Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Insurer, the Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to CPS Receivables Corp., 2 Ada, Irvine, California 92618; if to the Insurer, addressed to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Senior Vice President Surveillance (Telecopy:
(212) 339-3547); (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group "URGENT MATERIAL ENCLOSED"); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7. Assignments; Insurer. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Upon issuance of the Note Policy, this Agreement shall also inure to the benefit of the Insurer for so long as an Insurer Default shall not have occurred and be continuing. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer, and the Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policies) upon delivery of a written notice to the Owner Trustee.

         SECTION 11.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that it will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.9. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Depositor, the Owner Trustee, the Trustee, the Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

         SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.


                                  ARTICLE XII.

                            Amendment and Restatement

         SECTION 12.1. Amendment and Restatement. The parties hereby agree that this Amended and Restated Trust Agreement replaces and supersedes the Original Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                          BANKERS TRUST (DELAWARE), as
                                            Owner Trustee


                                          By:
                                              Name:
                                              Title:


                                          CPS RECEIVABLES CORP., as
                                            Depositor


                                          By:
                                              Name:
                                              Title:

                                                                       EXHIBIT A

NUMBER                                                           $______________
R-

                  SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND SUBJECT TO THE RECEIPT BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR OF A TRANSFEREE CERTIFICATE, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, OF A CERTIFICATION OF THE TRANSFEREE (SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR) AND AN OPINION OF COUNSEL (SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN COMPLIANCE WITH THE TRANSFER REQUIREMENTS SET FORTH IN SECTION 3.4 OF THE TRUST AGREEMENT.

         IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA's (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

         THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                         ------------------------------

                          [ ]% ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new or used automobiles, vans or light duty trucks and sold to the Trust by CPS Receivables Corp.

(This Certificate does not represent an interest in or obligation of CPS Receivables Corp. or any of its Affiliates, except to the extent described below.)

         THIS CERTIFIES THAT ___________________ is the registered owner of [ ] Dollars nonassessable, fully-paid, beneficial interest in certain distributions of CPS Auto Receivables Trust 1997-4 (the "Trust") formed by CPS Receivables Corp., a California corporation.

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

         BANKERS TRUST (DELAWARE)            BANKERS TRUST (DELAWARE)
         not in its individual               not in its individual
         capacity but solely or              capacity but solely as
         as Owner Trustee                    Owner Trustee


         By: __________________________      By: Bankers Trust Company
                                                   Authenticating Agent


                                             By: ______________________________


         The Trust was created pursuant to a Trust Agreement dated as of October 9, 1997, between the Depositor and Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee") as amended by an amendment, dated as of October 17, 1997, between the Depositor and the Owner Trustee (the "Trust Agreement"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates" (herein called the "Certificates"). Issued under the Indenture, dated as of August 1, between the Trust and Norwest Bank Minnesota, National Association, as Trustee and collateral agent, are three classes of Notes designated as "Class A-1 6.07% Asset Backed Notes" (the "Class A-1 Notes") and "Class A-2 6.30% Asset Backed Notes" (the "Class A-2 Notes", together with the Class A-1 Notes, the "Class A Notes" or the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles, vans or light duty trucks (the "Receivables"), all monies due thereunder on or after the Initial Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right, to and interest of the Depositor in and to the Purchase Agreement dated as of October 1, 1997 between Consumer Portfolio Services, Inc.

and the Depositor, all right to and interest of the Depositor in and to the Purchase Agreement dated as of October 1, 1997 between Samco Acceptance Corp. and the Depositor, and all proceeds of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), commencing on November 17, 1997, to the Person in whose name this Certificate is registered at the close of business on the 10th day of the calendar month of such Payment Date (the "Record Date") such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Payment Date.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         It is the intent of the Depositor, Servicer, and Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust. Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or its agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or its agent, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                   CPS AUTO RECEIVABLES TRUST 1997-4



                                    By:  BANKERS TRUST (DELAWARE), not in
                                         its individual capacity, but solely as
                                         Owner Trustee




                                    By: _______________________________
                                        Name:
                                        Title:




Date: ______________________

(Reverse of Certificate)

         The Certificates do not represent an obligation of, or an interest in the Servicer, the Depositor, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the holders of the Notes and the Certificates evidencing not less than a majority of the outstanding principal balance of the Notes and the Certificate Balance. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Bankers Trust Company.

         Except for Certificates issued to the Depositor, the Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 or integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate denomination as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trustee, the Certificate Registrar or the Insurer may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Insurer nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase all remaining Receivables from the Trust on or after the last day of any month as of which the then outstanding Pool Balance is equal to 10% or less of the Original Pool Balance.

         The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or its agent, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

_______________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                        ----------------------*
                                                                Signature

Guaranteed:

                                                        ----------------------*


----------

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B


                                    [FORM OF]
                             CERTIFICATE OF TRUST OF
                        CPS AUTO RECEIVABLES TRUST 1997-4

         This Certificate of Trust of CPS Auto Receivables Trust 1997-4 (the "Trust"), dated as of ___________, 199_, is being duly executed and filed by _______________________________, a ____________, and ______________, an
individual, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss.
3801 et seq.).

         1. Name. The name of the business trust formed hereby is CPS Auto Receivables Trust 1997-4.

         2. This Certificate of Trust will be effective ______ __, 199_.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                          BANKERS TRUST(DELAWARE),
                                            not in its individual
                                            capacity, but solely as
                                            Owner Trustee of the Trust.


                                          By:
                                             Name:
                                             Title:

                                                                    Exhibit C to
                                                                 Trust Agreement


                             Transferee Certificate
                           Pursuant to Section 3.4 of
                               the Trust Agreement


         In  connection  with  the  transfer  of   $________________   aggregate
principal amount of CPS Auto Receivables Trust 1997-4 10.59% Asset Backed Certificates (the "Transferred Certificates"), __________________________, the undersigned transferee (the "Transferee"), pursuant to Section 3.4 of the Trust Agreement (as defined below), hereby notifies the Trustee and the Seller and certifies, represents and warrants to each of them that it is a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended), that it is purchasing such Transferred Certificates for its own account or the account of a qualified institutional buyer to whom notice has been given that the transfer is to be made in reliance of Rule 144A, and acknowledges that it has received such information regarding the Trust and the Transferred Certificates as it has requested and that it is aware that the transferor is relying upon the foregoing certification to claim the exemption from registration provided by Rule 144A and the Transferee represents and warrants that it has delivered an executed copy of this certificate to the Trustee and the Seller prior to the transfer of any Transferred Certificates discussed herein. In no event shall a Certificate be transferred to an employee benefit plan, trust annuity or account subject to ERISA or a plan described in
Section 4975(e)(1) of the Code (any such plan, trust or account including any Keogh (HR-10) plans, individual retirement accounts or annuities and other employee benefit plans subject to Section 406 of ERISA or Section 4975 of the Code being referred to herein as an "Employee Plan"), a trustee of any Employee Plan, or an entity, account or other pooled investment fund, the underlying assets of which include or are deemed to include Employee Plan assets by reason of an Employee Plan's investment in the entity, account or other pooled investment fund. The Seller, Servicer, Trustee and Standby Servicer shall not be responsible for confirming or otherwise investigating whether a proposed transferee is an employee benefit plan, trust or account subject to ERISA, or described in Section 4975(e)(1) of the Code. Terms used herein and not otherwise defined have the meanings assigned to them in the Trust Agreement amended and restated as of October 17, 1997, between CPS Receivables Corp. and Bankers Trust (Delaware), as owner trustee (the "Owner Trustee").

                                        [TRANSFEREE]


                                        By:
                                           Name:
                                           Title:



                                        2